MERRILL LYNCH INTERNATIONAL FUND
OF MERCURY FUNDS, INC.

Supplement dated December 13, 2005
to the Statement of Additional Information dated September 19, 2005

The Statement of Additional Information of Managed Account Series (the “Fund”) is amended as follows: the sub-section on p. I-8 entitled “Portfolio Manager Disclosure – Other Funds and Accounts Managed” under the section entitled “Management and Advisory Arrangements” is amended to replace the table on other funds and accounts managed by Fund portfolio managers with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of November 30, 2005.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

	0	24	38	0	0	0
Richard Turnill	$0	$1,700,000,000	7,000,000,000	$0	$0	$0

	0	24	38	0	0	0
Susan Chan	$0	$1,700,000,000	7,000,000,000	$0	$0	$0

In addition, the sub-section on p. I-10 entitled “Portfolio Manager Disclosure – Fund Ownership” under the section entitled “Management and Advisory Arrangements” is amended to replace the table with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of the fiscal year ended November 30, 2005.

Portfolio Manager	Dollar Range

Richard Turnill	None

Susan Chan	None

Code #: 19033-0905STK